UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2010

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2010, Dot VN Inc., a Delaware corporation (the “Company”) made (i) a Convertible Debenture in the principal amount of $570,999.85 to Vision Opportunity Master Fund, Ltd. (the “Vision Investment Debenture”) and (ii) a Convertible Debenture in the principal amount of $51,390.00 to Vision Opportunity Master Fund, Ltd. (the “Vision Liquidated Damages Debenture”)(collectively the “Vision Debentures”).  Each debenture made June 17, 2010 contains the same terms and conditions.  Unless otherwise converted into common stock of the Company, each debenture shall accrue interest at a rate of 10% per annum, interest payable in full, each calendar month starting with December 2010 to be paid on the first of the month and monthly thereafter on the first day of each month, in arrears for the prior month, in cash.  All outstanding principal and accrued and unpaid interest shall become due June 17, 2013.  At any time prior to or at the due date all principal and accrued interest due may be converted, in whole or in part at any time and from time to time, into common stock of the Company at $0.25 per share (the “Conversion Price”) at the option of the holder.  If the Company, at any time while the amount of a debenture outstanding is equal to or greater than fifty percent (50%) of the debenture principal, shall issue securities or convertible securities, as defined, entitling the recipient to shares or the right to convert into shares of Common Stock at a price per share less than the Conversion Price (the “New Securities Price”), then the Conversion Price, of the so affected Vision Debenture, shall be reduced to the New Securities Price (the “New Conversion Price”), as defined.  If, at any time, the Company proposes to file a registration statement, as defined, with the Securities and Exchange Commission the Company shall include the shares issuable under the debentures for resale in such Registration Statement.

The Vision Investment Debenture made June 17, 2010 is (i) issued in satisfaction of and cancels the January 31, 2007 Convertible Debenture ($500,000.00) held by the Vision Opportunity Master Fund, Ltd. which matured unpaid on January 31, 2009 and (ii) includes accrued 10% interest ($70,999.85) from February 1, 2009 to June 1, 2010.  The Vision Liquidated Damages Debenture made June 17, 2010 is issued in satisfaction of (i) $45,000.00 owed as Liquidated Damages under the January 31, 2007 Investor Registration Rights Agreement and (ii) includes accrued 10% interest ($6,390.00) from February 1, 2009 to June 1, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 17, 2010, the Company made (i) a Convertible Debenture in the principal amount of $570,999.85 to Vision Opportunity Master Fund, Ltd. (the “Vision Investment Debenture”) and (ii) a Convertible Debenture in the principal amount of $51,390.00 to Vision Opportunity Master Fund, Ltd. (the “Vision Liquidated Damages Debenture”)(collectively the “Vision Debentures”).  Each debenture made June 17, 2010 contains the same terms and conditions.  Unless otherwise converted into common stock of the Company, each debenture shall accrue interest at a rate of 10% per annum, interest payable in full, each calendar month starting with December 2010 to be paid on the first of the month and monthly thereafter on the first day of each month, in arrears for the prior month, in cash.  All outstanding principal and accrued and unpaid interest shall become due June 17, 2013.  At any time prior to or at the due date all principal and accrued interest due may be converted, in whole or in part at any time and from time to time, into common stock of the Company at $0.25 per share (the “Conversion Price”) at the option of the holder.  If the Company, at any time while the amount of a debenture outstanding is equal to or greater than fifty percent (50%) of the debenture principal, shall issue securities or convertible securities, as defined, entitling the recipient to shares or the right to convert into shares of Common Stock at a price per share less than the Conversion Price (the “New Securities Price”), then the Conversion Price, of the so affected Vision Debenture, shall be reduced to the New Securities Price (the “New Conversion Price”), as defined.  If, at any time, the Company proposes to file a registration statement, as defined, with the Securities and Exchange Commission the Company shall include the shares issuable under the debentures for resale in such Registration Statement.

The Vision Investment Debenture made June 17, 2010 is (i) issued in satisfaction of and cancels the January 31, 2007 Convertible Debenture ($500,000.00) held by the Vision Opportunity Master Fund, Ltd. which matured unpaid on January 31, 2009 and (ii) includes accrued 10% interest ($70,999.85) from February 1, 2009 to June 1, 2010.  The Vision Liquidated Damages Debenture made June 17, 2010 is issued in satisfaction of (i) $45,000.00 owed as Liquidated Damages under the January 31, 2007 Investor Registration Rights Agreement and (ii) includes accrued 10% interest ($6,390.00) from February 1, 2009 to June 1, 2010.

Item 8.01	Other Events.

On June 22, 2010, the Company issued a press release announcing that it has entered into a memorandum of understanding with the Vietnam Internet Network Information Center (“’VNNIC”) to assist it in developing an Internet policy and managing the ccTLD“.LA” domain registration program for the country of Laos.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

10.58	Convertible Debenture dated June 17, 2010 made by the Company to Vision Opportunity Master Fund, Ltd. which replaces and cancels the January 31, 2007 convertible debenture in default
10.59
Convertible Debenture dated June 17, 2010 made by the Company to Vision Opportunity Master Fund, Ltd. in satisfaction of Liquidated Damages under the Investor Registration Rights Agreement dated January 31, 2007

99.1	Press Release dated June 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC.
(Registrant)

Date: June 22, 2010	By:	/s/	Louis P. Huynh
		Name:	Louis P. Huynh
		Title:	General Counsel, Executive Vice
President of Operations and Business
Development, and Corporate Secretary

Exhibit Index

No.	Description

10.58	Convertible Debenture dated June 17, 2010 made by the Company to Vision Opportunity Master Fund, Ltd. which replaces and cancels the January 31, 2007 convertible debenture in default
10.59
Convertible Debenture dated June 17, 2010 made by the Company to Vision Opportunity Master Fund, Ltd. in satisfaction of Liquidated Damages under the Investor Registration Rights Agreement dated January 31, 2007

99.1	Press Release dated June 22, 2010